BUSINESS COMBINATION	12 Months Ended
Dec. 31, 2020
Business Combination and Asset Acquisition [Abstract]
BUSINESS COMBINATION	BUSINESS COMBINATION
On September 12, 2019 (the “Closing Date”), the Company acquired all of the shares of Dynamo Creative for a total consideration of $5,000. Dynamo Creative provides dynamic creative optimization services to advertisers and media agencies and operates mainly in the LATAM region. The primary reason for the acquisition is access to a highly skilled talent pool. The consideration is to be paid in three installments over a period as follows: (i) $4,250 on the Closing Date, (ii) $250 to be paid within 45 days and (iii) $500 to be paid within fifteen months after the Closing Date. As of December 31, 2020 and 2019, the amounts remaining payable were $126 and $718, respectively.
The Company accounted for the transaction using the acquisition method, which requires, among other things, that the assets acquired and liabilities assumed in a business combination be recognized at their respective estimated fair values as of the acquisition date. The following table summarizes the fair values of the assets acquired and liabilities assumed:

Total value
Cash and cash equivalents	$50
Accounts receivables	417
Other current assets	7
Property and equipment	17
Other non-current assets	39
Total tangible assets	530
Customer relationships	198
Goodwill	4,555
Total asset acquired	5,283
Less: assumed liabilities	(283)
Net assets acquired	$5,000
Property and equipment - the fair values of property and equipment acquired from the acquisition were estimated by applying the cost approach. The key assumptions of the cost approach include replacement cost, physical deterioration, functional and economic obsolescence, economic useful life, remaining useful life, and age.
Intangible assets - the fair values of customer relationships acquired from these acquisitions were estimated from applying an income approach, by calculating the present value of estimated future operating cash flows generated from existing customers less costs to realize the revenue. The Company applied a discount rate of 33%, which reflects the nature of the assets as they relate to the risk and uncertainty of the estimated future operating cash flows, as well as the risk of the country within which the acquired business operates. Estimated useful lives are disclosed in Note 2 (j).
Goodwill - is attributable to the workforce of the acquired business, future R&D potential of the Argentinian technology hub and cost savings due to lower level of salaries of the acquired business. Goodwill is not deductible for income tax purposes.
Transaction costs - the Company incurred total transaction costs of $213 for the acquisition, which are included in general and administrative expenses for the year ended December 31, 2019. Acquisition related costs include legal, accounting and finder’s fees and other costs directly related to the acquisition.
Revenues and net loss from operations - during the years ended December 31, 2020 and 2019, the Company’s results of operations included revenues from Argentinian subsidiary in the amount of $273 and $549, respectively. It also included net losses in the amounts of $2,581 and $351 for the years ended December 31, 2020 and 2019.